UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

Palomino Laboratories Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56582	88-1619619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Castilian Drive, Suite 102, Goleta, CA	93117
(Address of principal executive offices)	(Zip Code)

(704) 756-2981

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Our 2026 annual meeting of stockholders (the “Annual Meeting”) was held on November 5, 2026, at 10:00 a.m. Pacific time, via live audio webcast. The proposals submitted to our stockholders and the results of the stockholder votes were as follows:

Election of Directors

Jeffrey B. Shealy, Steven P. DenBaars, and Richard Ogawa were elected as members of our board of directors, to serve until our 2027 annual meeting of stockholders or until their successors are duly elected and qualified, by a majority of the stockholder votes cast at the meeting as follows:

	Votes For	Votes Withheld
Jeffrey B. Shealy	16,283,371	0
Steven P. DenBaars	16,283,371	0
Richard Ogawa	16,283,371	0

Ratification of Appointment of Independent Registered Public Accounting Firm

Our board of directors selected the firm of KNAV CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. This appointment was ratified by a majority of the stockholder votes cast at the meeting, by a vote of 16,283,371 votes in favor, 0 votes against, and 0 abstentions.

Amendment of the 2025 Equity Incentive Plan

Our board of directors proposed an amendment to our 2025 Equity Incentive Plan (the “2025 Plan”) to increase the number of shares reserved for issuance under the 2025 Plan. Under the amendment, Section 17(c) of the 2025 Plan was changed to increase the number of shares reserved for issuance under the 2025 Plan such that the number of shares reserved for issuance under the 2025 Plan will be, at all times, the greater of 10,000,000 shares or fifteen percent (15%) of our issued and outstanding shares of common stock (on an as-converted basis). In addition, Section 16(a)(i) of the 2025 Plan was amended to clarify that an increase in the total number of shares that may be issued under the 2025 Plan pursuant to Section 17(c), as amended, does not require a separate amendment to the 2025 Plan. The amendment to the 2025 Plan was approved by a majority of the stockholder votes cast at the meeting, by a vote of 14,891,169 votes in favor, 129,702 votes against, and 1,262,500 abstentions. The amendment to the 2025 Plan is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment to 2025 Equity Incentive Plan adopted November 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026	Palomino Laboratories Inc.

	By:	/s/ Jeffrey Shealy
	Name:	Jeffrey Shealy
	Title:	Chief Executive Officer